Exhibit 99.1

CONTACT:

David Fry	Van Negris / Lexi Terrero
Senior Vice President and Chief Financial Officer	Van Negris & Company, Inc.
Flushing Financial Corporation	(212) 626-6730
(718) 961-5400

FOR IMMEDIATE RELEASE

Flushing Financial Corporation Names
David W. Fry as Chief Financial Officer

FLUSHING, NY - July 7, 2004 - Flushing Financial Corporation (Nasdaq: FFIC) the parent holding company for Flushing Savings Bank, FSB, today announced the appointment of David W. Fry as Senior Vice President, Chief Financial Officer and Treasurer. Mr. Fry replaces Monica C. Passick who retired after 25 years of dedicated service.

Michael J. Hegarty, President and Chief Executive Officer of Flushing Financial Corporation, stated: "We are excited about David's new role as Chief Financial Officer. As a key member of our senior management team, David is thoroughly familiar with the operations of the Corporation and Flushing Savings Bank. He is an accomplished and talented executive who has a very strong background in all aspects of accounting, finance, treasury and strategic planning. We are confident that he will continue to play a significant leadership role in the operations of Flushing Financial Corporation as we continue to move to the next level in the development of our business."

Commenting on his appointment, Mr. Fry stated: "I am pleased to have been part of the Flushing family for the past six years, and look forward to my new position as Chief Financial Officer to continue the exceptional work and effective service that my predecessor, Monica Passick, accomplished for Flushing Financial Corporation. I look forward to working with Mike Hegarty, John Buran, our Executive Vice President and Chief Operating Officer, and the rest of the Flushing team in pursuing the continued expansion of the financial services we offer to our customers and optimizing our shareholders' return on investment."

Mr. Fry, 53, joined Flushing Financial Corporation in 1998 as Vice President and Controller. He has over 20 years experience in the banking industry. Prior to joining Flushing Financial Corporation, he held senior financial management positions at Home Federal Savings Bank, Anchor Savings Bank, and City Federal Savings Bank. He holds a B.S. in Accounting, Magna Cum Laude, from the College of New Jersey and is a Certified Public Accountant. He is a member of the American Institute of Certified Public Accountants and the New Jersey Society of Certified Public Accountants. Mr. Fry is a 19-year resident of Bloomingdale, New Jersey, where he resides with his wife, Harriett.

Flushing Financial Corporation is the holding company for Flushing Savings Bank, FSB, a federally chartered stock savings bank insured by the Federal Deposit Insurance Corporation (FDIC). The Bank conducts its business through eleven banking offices located in Queens, Brooklyn, Manhattan, Bronx and Nassau County.

"Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995: Statements in this Press Release relating to plans, strategies, economic performance and trends, projections of results of specific activities or investments and other statements that are not descriptions of historical facts may be forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking information is inherently subject to risks and uncertainties, and actual results could differ materially from those currently anticipated due to a number of factors, which include, but are not limited to, risk factors discussed in the Company's Annual Report on Form 10-K and in other documents filed by the Company with the Securities and Exchange Commission from time to time. Forward-looking statements may be identified by terms such as "may", "will", "should", "could", "expects", "plans", "intends", "anticipates", "believes", "estimates", "predicts", "forecasts", "potential" or "continue" or similar terms or the negative of these terms. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. The Company has no obligation to update these forward-looking statements.

Additional information on Flushing Financial Corporation may be obtained by visiting the Company's web site at http://www.flushingsavings.com.

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